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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 4, 2003

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


            MISSOURI                    1-11848                 43-1627032
(State or Other Jurisdiction of       (Commission              IRS Employer
         Incorporation)               File Number)        Identification Number)

          1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
                    (Address of Principal Executive Office)



       Registrant's telephone number, including area code: (636) 736-7000





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ITEM 5.  OTHER EVENTS

    On December 4, 2003, RGA issued a press release announcing the closing of its acquisition through reinsurance of the traditional life reinsurance business of Allianz Life Insurance Company of North America, a subsidiary of Allianz Aktiengesellschaft. A copy of this press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

         Exhibit No.                Exhibit
          99.1                      Press release of Reinsurance Group of
                                    America, Incorporated dated December 4, 2003 announcing the closing of its acquisition of the traditional life reinsurance business of Allianz Life Insurance Company of North
                                    America.




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REINSURANCE GROUP OF AMERICA,
                                                   INCORPORATED

Date: December 5, 2003                             By:  /s/ Jack B. Lay
                                                        ------------------------
                                                        Jack B. Lay
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer



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                                  EXHIBIT INDEX

     Exhibit No.            Exhibit
      99.1                  Press release of Reinsurance Group of
                            America, Incorporated dated December 4, 2003 announcing the closing of its acquisition of the traditional life reinsurance business of Allianz Life Insurance Company of North
                            America.